                                                                                           EXHIBIT 99.1

                                                                                           [EXECUTION COPY]

                                                       As of March 21, 2003

GenHoldings I, LLC
7500 Old Georgetown Road, 13th Floor
Bethesda, Maryland 20814
Attention: General Counsel

               Re:      Waiver Letter (this “Waiver Letter”)

Gentlemen:

                Reference is made to (i) that certain Amended and Restated Credit Agreement dated as of March 15, 2002 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among GenHoldings I, LLC (the “Borrower”), the financial institutions from time to time party thereto (including, without limitation, the Banks, the Lender Groups, the CP Conduits, the Related Banks and the Lender Group Agents, which are collectively referred to as the “GenHoldings Lenders”) and Societe Generale as administrative agent (the “Administrative Agent”), (ii) that certain Fourth Waiver and Amendment dated as of December 23, 2002 (as amended, supplemented or otherwise modified from time to time, the “Fourth Waiver”) among the Borrower, the GenHoldings Lenders and the Administrative Agent and (iii) those certain letters from Fossil Power on behalf of The Shaw Group, Inc. to Societe Generale dated March 16, 2003 (the “Shaw Termination Letters”) terminating the EPC Contracts with Covert Generating Company, LLC (“Covert”) and Harquahala Generating Company, LLC (“Harquahala”).  Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement or the Fourth Waiver, as the case may be.

                Subject to the terms and conditions in this Waiver Letter, each of the undersigned GenHoldings Lenders hereby agrees:

                (i) to extend until June 30, 2003 the waiver of the Equity Default under Section 2(a)(ii) of the Fourth Waiver;

                (ii) that the term “Equity Default” as used in the Fourth Waiver shall include the Borrower Inchoate Default in connection with the failure of the Borrower to make or cause to be made Cash Equity Contributions for the months of April 2003, May 2003 and June 2003 in accordance with Section 3.15.1(a) of the Credit Agreement;

                (iii) to waive until June 30, 2003, compliance with Sections 2.3.5(b) and 3.4(c) of the Credit Agreement, solely to permit the borrowing of Working Capital Loans for each Approved Project prior to its Substantial Completion Date, provided, that such Working Capital Loans may only be borrowed for the purpose of purchasing and transporting gas to operate such Approved Project’s turbines that are commercially operational (as determined by the Independent Engineer in its sole discretion) in accordance with the WC Budget (as defined below); and

                (iv) to waive until June 30, 2003, (a) the Fundamental Project Events of Default under Section 6.2.7 of the Harquahala and Covert Project Company Guarantees and the Project Inchoate Defaults and any other Project Events of Default under each of the Harquahala and Covert Project Company Guarantees, all in connection with the purported termination of the Covert and Harquahala EPC Contracts pursuant to the Shaw Termination Letters and (b) any Borrower Inchoate Defaults related thereto and the Borrower Events of Default under Section 7.1.12(a) of the Credit Agreement in connection therewith, provided, that any extension of credit, or disbursement under the Depositary Agreement or otherwise, for payments under the Harquahala and Covert EPC Contracts shall require the prior written consent of  the Supermajority Tranche A Lenders, provided, further that notwithstanding anything in this Waiver Letter or any other Credit Document to the contrary, so long as no Borrower Event of Default, Borrower Inchoate Default, Project Event of Default or Project Inchoate Default shall have occurred and be continuing, the undersigned GenHoldings Lenders agree that the Administrative Agent may (unless otherwise directed by the Majority Banks) make extensions of credit under the Credit Agreement to the Borrower in an amount not to exceed $2 million for any Project and $4 million in the aggregate (so long as such payments are not made to the Contractor under the EPC Contracts for the Harquahala and Covert Projects), if it determines in its reasonable business judgment that such credit extensions are necessary or desirable to preserve or protect the Projects, any other Collateral or any portion thereof.

                In addition, each of the undersigned GenHoldings Lenders agrees (i) that the Administrative Agent may consent on behalf of each undersigned GenHoldings Lender to any action, which would otherwise require an affirmative vote of the Majority Banks, necessary in the reasonable discretion of the Administrative Agent in preparation of the transfer of the Projects (in accordance with Section 7.1.15 of the Credit Agreement (as amended by this Waiver Letter)), provided, that the Administrative Agent shall provide the GenHoldings Lenders with at least five Business Days notice of any such proposed action, and if any GenHoldings Lender objects to such action during the five Business Day notice period, the Administrative Agent shall obtain the prior written approval of the Majority Banks for such action and (ii) to extend until June 30, 2003, the deadline for the transfer of the Projects under Section 7.1.15 of the Credit Agreement.

                The terms of this Waiver Letter shall not be deemed (i) a waiver of any Borrower Inchoate Default, Borrower Event of Default, Project Inchoate Default or Project Event of Default except as expressly set forth above, (ii) a waiver with respect to any term, condition, or obligation of NEG, the Borrower or any other Credit Party in the Credit Agreement, the Fourth Waiver or any other Credit Document except as expressly set forth above, (iii) a waiver with respect to any other event or condition (whether now existing or hereafter occurring) except as expressly set forth above, (iv) to prejudice any right or remedy which the Administrative Agent or any GenHoldings Lender may now or in the future have under or in connection with the Credit Agreement, the Fourth Waiver or any other Credit Document, (v) to permit the borrowing of Working Capital Loans except as expressly provided in clause (iii) of the second paragraph hereof or (vi) a waiver with respect to any Borrower Inchoate Default, Borrower Event of Default, Project Inchoate Default or Project Event of Default on and after June 30, 2003.

                This Waiver Letter shall be effective only upon the satisfaction of each of the following conditions precedent: (a) receipt by the Administrative Agent of counterparts of this Waiver Letter duly executed by the Borrower, each of the Project Companies, each of the Intermediate Project Companies, NEG and each of the Tranche A Banks; (b) the Borrower shall have paid in cash all accrued fees of the Administrative Agent’s legal counsel, advisors and professionals in connection with this Waiver Letter or otherwise; and (c) the Borrower shall have delivered to the Administrative Agent such documents as the Administrative Agent shall have reasonably requested.  In addition, the waiver set forth in clause (iii) of the second paragraph of this Waiver Letter shall be effective only upon the Administrative Agent’s receipt of a budget (in form and substance satisfactory to the Administrative Agent in its sole discretion) that sets forth weekly projected borrowings of Working Capital Loans through June 30, 2003 (the “WC Budget”).

                In order to induce the GenHoldings Lenders to agree to this Waiver Letter, the Borrower represents and warrants to the Administrative Agent and the GenHoldings Lenders that: (i) each of the representations and warranties contained in the Credit Agreement is true and correct as if made on the date hereof other than such representations and warranties that expressly relate solely to an earlier date, in which case, they are true and correct as of such earlier date; (ii) no Borrower Event of Default, Borrower Inchoate Default, Project Event of Default or Project Inchoate Default has occurred or is continuing as of the date hereof (after giving effect to this Waiver Letter); and (iii) as of March 17, 2003, (A) the aggregate outstanding principal amount of (I) Tranche A Construction Loans is $167,854,000.00, (II) Tranche B Construction Loans is $1,067,612,000.07, (III) Working Capital Loans is $0 and (IV) Project LC Loans is $0; (B) the aggregate undrawn face amount of (I) Primary Letters of Credit is $33,400,600.00 and (II) Secondary Letters of Credit is $1,400,000.00; and (C) the Available Equity Commitment is $354,720,386.00.  Interest and fees have accrued on the Loans and Project Letters of Credit as provided in the Credit Agreement.  As of and on the date hereof, the obligation of the Borrower and the other Credit Parties to repay the Loans and the other Obligations, together with all interest and fees accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Obligations. As of the date hereof, the liability of NEG under: (A) the NEG Equity Guaranty is in an amount not less than $354,720,386.00; and (B) the NEG EPC Guarantees and the Other NEG Support Agreements is in an unliquidated amount, in each case, without any right of set off or recoupment, counterclaim or defense of any nature whatsoever.

                Except as expressly set forth herein, the Credit Agreement, the Fourth Waiver, each other Operative Document and each document executed in connection therewith shall continue to be, and shall remain, in full force and effect in accordance with the provisions thereof.  This Waiver Letter shall not be deemed to be an amendment or waiver of, or consent to any departure from, any other term or condition of the Credit Agreement, the Fourth Waiver, any other Operative Document or any document executed in connection therewith or to prejudice any other right or rights which the Administrative Agent or any GenHoldings Lender may now have or may have in the future under or in connection with the Credit Agreement, the Fourth Waiver, any other Operative Document or any document executed in connection therewith.

                EACH OF NEG, THE BORROWER AND ITS SUBSIDIARIES HEREBY ACKNOWLEDGES AND AGREES THAT IT DOES NOT HAVE ANY DEFENSES, COUNTERCLAIMS, OFFSETS, CROSS-COMPLAINTS, CLAIMS OR DEMANDS OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF LIABILITY OF THE BORROWER TO REPAY THE GENHOLDINGS LENDERS AND THE HEDGE BANKS AS PROVIDED IN THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE ADMINISTRATIVE AGENT, ANY GENHOLDINGS LENDER OR ANY HEDGE BANK.  EACH OF NEG, THE BORROWER AND ITS SUBSIDIARIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT, THE GENHOLDINGS LENDERS, THE HEDGE BANKS AND THE ADMINISTRATIVE AGENT’S, EACH GENHOLDINGS LENDER’S AND EACH HEDGE BANK’S PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, OR EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS WAIVER LETTER IS EXECUTED BY THE BORROWER, WHICH EITHER NEG, THE BORROWER OR ITS SUBSIDIARIES MAY NOW OR HEREAFTER HAVE AGAINST THE ADMINISTRATIVE AGENT, ANY GENHOLDINGS LENDER OR ANY HEDGE BANK IN THEIR CAPACITIES AS SUCH, AND THE ADMINISTRATIVE AGENT’S, ANY GENHOLDINGS LENDER’S OR ANY HEDGE BANK’S PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY,  IN THEIR CAPACITIES AS SUCH, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER CREDIT DOCUMENTS, AND NEGOTIATION AND EXECUTION OF THIS WAIVER LETTER.

                This Waiver Letter constitutes a Credit Document.

                This Waiver Letter may be executed by one or more of the parties hereto in any number of counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Waiver Letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                This Waiver Letter shall be governed by, and construed and interpreted in accordance with the laws of the State of New York (without regard to New York conflicts of laws principles).

Very truly yours, SOCIETE GENERALE, as Administrative Agent and as a Bank By:/s/ Nina M. Ross Name: Nina M. Ross Title: Managing Director

cc:  Shelly Chapman, Esq.
     Richard Stern, Esq.

AGREED TO BY:

GENHOLDINGS I, LLC

By:/s/ John C. Barpoulis
      Name:  John C. Barpoulis
     Title:    Vice President & Assistant Treasurer

OSPREY POWER CORPORATION

By:__/s/_John C. Barpoulis________

     Name:  John C. Barpoulis
     Title:    Vice President & Assistant Treasurer

MAGNOLIA POWER CORPORATION

By:__/s/_John C. Barpoulis________

     Name:  John C. Barpoulis
     Title:    Vice President & Assistant Treasurer

PEACH I POWER CORPORATION

By:__/s/_John C. Barpoulis________
     Name:  John C. Barpoulis
     Title:    Vice President & Assistant Treasurer

BLACK HAWK POWER CORPORATION

By:__/s/_John C. Barpoulis________
     Name:  John C. Barpoulis
     Title:    Vice President & Assistant Treasurer

HARQUAHALA POWER CORPORATION

By: _/s/_John C. Barpoulis________
     Name:  John C. Barpoulis
     Title:    Vice President & Assistant Treasurer

COVERT POWER CORPORATION

By:__/s/_John C. Barpoulis________
     Name:  John C. Barpoulis
     Title:    Vice President & Assistant Treasurer

MILLENNIUM POWER PARTNERS, L.P.

By: :__/s/_John C. Barpoulis________
     Name:  John C. Barpoulis
     Title:    Vice President & Assistant Treasurer

HARQUAHALA GENERATING COMPANY, LLC

By: :__/s/_John C. Barpoulis________
     Name:  John C. Barpoulis
     Title:    Vice President & Assistant Treasurer

ATHENS GENERATING COMPANY, L.P

By: :__/s/_John C. Barpoulis________
     Name:  John C. Barpoulis
     Title:    Vice President & Assistant Treasurer

COVERT GENERATING COMPANY, LLC

By:__/s/_John C. Barpoulis________
     Name:  John C. Barpoulis
     Title:    Vice President & Assistant Treasurer

PG&E NATIONAL ENERGY GROUP, INC.

By:__/s/_John C. Barpoulis________
     Name:  John C. Barpoulis
     Title:    Vice President & Assistant Treasurer

[Additional Signature Pages Omitted.]